Income Taxes - Schedule of Components of Deferred Tax Assets and Liabilities for Income Tax (Details) - USD ($)	Dec. 31, 2014	Dec. 31, 2013
Income Taxes - Schedule Of Components Of Income Tax Provision Details
Provision for credit losses	$ 200,000	$ 20,000
Deferred rent	10,000	16,000
Deferred expenses	600,000	600,000
Net Operating loss carryforwards	3,450,000	1,850,000
Total deferred tax assets	4,260,000	2,486,000
Less: Valuation allowance	(4,260,000)	(2,486,000)
Net deferred tax assets	$ 0	$ 0